SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 18, 1998
                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
                 (State or Other Jurisdiction of Incorporation)


              0-2610                                     87-0227400
     (Commission File Number)                (IRS Employer Identification No.)

                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
               (Address of Principal Executive Offices)(Zip Code)

                                 (801) 524-4787
              (Registrant's Telephone Number, including Area Code)


          (Former Name or Former Address, If Changed Since Last Report)

Item 5.   Other Events.

         On March 25, 1998, Zions Bancorporation ("Zions") entered into an Agreement and Plan of Merger, by and among Zions, SBC Acquisition Corp. ("SBC") and The Sumitomo Bank of California ("Sumitomo"), pursuant to which SBC, an indirect wholly owned subsidiary of Zions, will merge with and into Sumitomo.

         In connection therewith, Zions hereby files The Sumitomo Bank of California's unaudited balance sheet as of March 31, 1998 and unaudited statements of income, changes in shareholders' equity and cash flows for the three months ended March 31, 1998 and 1997. This financial information appears as Exhibit 99.1 and is incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to such documents.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number        Description
-------       ------------

99.1 Unaudited balance sheet as of March 31, 1998 and unaudited statements of income, changes in shareholders' equity and cash flows for the three months ended March 31, 1998 and 1997 of The Sumitomo Bank of California.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 15, 1998

                                       ZIONS BANCORPORATION


                                       By: /s/ Dale M. Gibbons
                                           Name: Dale M. Gibbons
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number        Description
-------       -----------

99.1 Unaudited balance sheet as of March 31, 1998 and unaudited statements of income, changes in shareholders' equity and cash flows for the three months ended March 31, 1998 and 1997 of The Sumitomo Bank of California.